                                                                   EXHIBIT 10.13

                          STRATEGIC ALLIANCE AGREEMENT

                                    BETWEEN

                           PEROT SYSTEMS CORPORATION

                                      AND

                              TENFOLD CORPORATION


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                          STRATEGIC ALLIANCE AGREEMENT


This Strategic Alliance Agreement, dated to be effective as of May 1, 1999 (the "Effective Date"), is between Perot Systems Corporation, a Delaware corporation ("Perot Systems"), and TenFold Corporation, a Delaware corporation ("TenFold").

                                   Article 1
                          Definitions and Construction

1.1  Certain Terms. Unless clearly indicated to the contrary, capitalized
     -------------
terms used in this Agreement will have the following definitions:

     "Affiliate" of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Person in question. As used in the definition of "Affiliate," the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract, or otherwise.

     "Agreement" means this Strategic Alliance Agreement, as it may be amended, supplemented, or restated from time to time.

     "Alliance" means the business relationship between Perot Systems and TenFold established by this Agreement.

     "ComponentWare" means the software described in Section 2 of Schedule 1.1, including any enhancements, modifications or upgrades thereof.

     "Customer Contract" means (i) any contract entered into or to be entered between Perot Systems and any customer, pursuant to which, among other things, Perot Systems will subcontract to TenFold certain of Perot Systems' service obligations under that contract or will obtain from TenFold license rights under that contract, all as further described in Section 3.3 hereof, and (ii) any contract entered into or to be entered into between TenFold and any customer, pursuant to which, among other things, TenFold will subcontract to Perot Systems certain of TenFold's service obligations under that contract.

     "Direct Cost" means all direct costs, excluding indirect, allocated and overhead costs incurred by TenFold in the performance and provision of services that are to be provided pursuant to Perot Systems upon its request. To be a Direct Cost, costs shall, unless otherwise mutually agreed, be accounted for using (i) generally accepted accounting principles, and (ii) reasonable cost accounting practices applied uniformly over TenFold's customer base.

     "Estimated Cost" means the number of man-days that TenFold estimates, (and provides Perot Systems notice thereof in accordance with Section 3.3 hereof) consistent with its

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estimation practices applied uniformly over its entire customer base, it will require with respect to performing services as a Perot Systems subcontractor pursuant to any Customer Contract multiplied by $[XXXXX] per man day, such $[XXXXX] per man day fee to be reviewed each six months and revised for new engagements to reflect the man day fee used by TenFold over its customer base in customer pricing activities.

     "FastStart Software" means the software described in Section 3 of Schedule 1.1, including any enhancements, modifications or upgrades thereof.

     "FastStart" Methodology" means the methodology described in Section 4 of
Schedule 1.1, including any enhancements, modifications or upgrades thereof.

     "Party" means Perot Systems or TenFold, and "Parties" means Perot Systems and TenFold.

     "Person" means an individual, corporation, partnership, trust, estate, unincorporated organization, association, or other entity, public or private.

     "Pre-Existing Works" means any trade secret, invention, work of authorship or other intellectual property interest that was acquired, conceived or developed by either Party or any third party under any circumstances, and any derivative works and improvements thereof, including but not limited to (i) all software programs and software development tools, including the Universal Application, FastStart Software and ComponentWare software programs, and, new ComponentWare developed by TenFold's ComponentWare team as agreed by the Parties, (ii) all copyrights in and to such software programs and tools and all derivative works (as defined in the United States Copyright Act) of such software programs and tools, including but not limited to any enhancements or modifications of such software programs and tools, (iii) all patents and inventions acquired, conceived, developed, invented or licensed by either Party, and (iv) all patents and inventions which are related to the modification or enhancement of such software programs and tools; provided, however, that Pre-Existing Works do not include any trade secrets, inventions, works of authorship or other intellectual property interests conceived or developed by (i) Perot Systems under a Perot Systems' Customer Contract, or (ii) TenFold as a subcontractor to Perot Systems under a Perot Systems' Customer Contract except to the extent that TenFold notifies Perot Systems and obtains Perot Systems' agreement, not to be unreasonably withheld, that such trade secrets, inventions, works of authorship or other intellectual property interests will be treated as integral to the Universal Application or as new ComponentWare.

     "PSC Competitor" means [XXXXX].

     "Qualified Contract" means (i) any Perot Systems' Customer Contract, fully negotiated between Perot Systems and its customer, where TenFold provides, or where Perot Systems provides to TenFold the opportunity pursuant to that Customer Contract as a subcontractor of Perot Systems to provide, certain services or licenses of the type then offered by TenFold to its customers generally, all as described in Section 3.3 hereof, and (ii) any contract offered by Perot

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Systems to TenFold pursuant to which TenFold would provide services and products of the type then offered by TenFold to its customers generally, such as training, development services, and licenses, directly to Perot Systems.

     "Qualified Value" means, with respect to each Qualified Contract, the amount payable by Perot Systems to TenFold pursuant to that Qualified Contract and the amount that would have been payable, based on a good faith estimate of TenFold's charges for similar services and products, if TenFold would have agreed to provide all of the offered services and products under that Qualified Contract.

     "Subject Acquisition" means any acquisition or series of related acquisitions by TenFold or any subsidiary of TenFold that it controls or of which it shares control (by any means, including, without limitation, purchase, distribution or merger) of all or a majority of the assets of any business or a controlling interest in the voting securities or other equity interests of any Person where TenFold or its subsidiary seeks to raise cash consideration for use in the acquisition in exchange for an equity interest in the acquired company.

     "Subject Spin Off" means any transaction in which any subsidiary of TenFold proposes to issue, sell, or distribute to the public, or otherwise to cause to be registered under the Federal securities laws, shares of its equity securities in an initial public offering or other distribution which results in a public market for such securities.

     "Target Amount" means with respect to each twelve month period commencing on any anniversary of the Effective Date on or after the second anniversary of the Effective Date, an amount equal to the Target Amount for the prior twelve month period (with the Target Amount for the twelve month period commencing on the second anniversary of the Effective Date equaling $15,000,000), plus an amount equal to that Target Amount multiplied by the percentage that TenFold's revenue, other than revenue from Qualified Contracts, for such twelve month period increased over the previous twelve month period.

     "TenFold Guarantee" means the guarantee of TenFold to return the charges and fees associated with the development and licensing of software applications.

     "TenFold Way Methodology" means the methodology described in Section 5 of
Schedule 1.1.

     "Universal Application" means the software described in Section 1 of
Schedule 1.1, including any enhancements, modifications or upgrades thereof.

1.2  Captions. The captions used in this Agreement are for convenience of
     --------
reference only and do not constitute a part of this Agreement and will not be deemed to limit, extend, describe, characterize or in any way affect the scope or intent of any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no captions had been used in this Agreement.

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1.3  Pronouns and Plurals.  Whenever the context may require, any pronoun used
     --------------------
in this Agreement will include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns, and verbs will include the plural and vice versa.

1.4  Severability. Whenever possible, each term of this Agreement will be
     ------------
interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be deemed restated to reflect the original intentions of the parties as nearly as possible in accordance with applicable law, and, if capable of substantial performance, the remaining provisions of this Agreement will be enforced as if this Agreement was entered into without the invalid provision.

                                   Article 2
                                  Relationship

2.1  Oversight Board. Each party will designate up to three senior executives to
     ---------------
participate in an oversight board. The oversight board will meet in person semi-annually to review the Parties' performance under this Agreement and to provide general advice and guidance with respect to the Alliance's business priorities and market opportunities. In addition, the oversight board will meet, in person or by telephone, upon request by either Party.

2.2  Account Manager. Each Party will designate an individual to serve as that
     ---------------
Party's Account Manager. The Account Managers will (i) serve as the principal point of contact and accountability to the respective Parties for coordinating, managing, and monitoring the performance of such Party's obligations under this Agreement, and (ii) be authorized to act for and on behalf of such Party with respect to all matters relating to this Agreement. Each Account Manager will manage resources, planning, and issues relating to the applicable Party's activities under this Agreement.

2.3  Initial Activities. During the first 60 days after the Effective Date, the
     ------------------
Parties will:

     (a) establish mutually satisfactory joint forecasting procedures for the Alliance's business development activities;

     (b) establish standard terms and conditions for performing services and licensing intellectual property under Customer Contracts;

     (c) consider establishing incentives for sales and development teams contributing to Customer Contracts;

     (d) establish customer support arrangements, including standard terms and conditions, that will ensure that customers can successfully operate and maintain their applications; and

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     (e) consider in good faith whether to develop terms pursuant to which Perot
     Systems would operate TenFold's technical infrastructure.

2.4  Generation of Business Opportunities. If (1) TenFold completes a bona fide
     ------------------------------------
underwritten public offering of its common stock before November 1, 1999, (2) TenFold and Perot Systems agree in writing to standard terms and conditions for Qualified Contracts, and (3) the Universal Application has the functionality claimed in, and operates in accordance with, its written documentation and other written materials provided by TenFold to Perot Systems and documentation submitted to the Securities and Exchange Commission in connection with registration of TenFold securities, then

     (a) during each of the first two twelve (12) month periods commencing on the Effective Date and subject to Sections 3.3 and 4.4 hereof, Perot Systems will provide TenFold the opportunity to enter into Qualified Contracts with an aggregate Qualified Value of at least $15,000,000 and on terms reasonably consistent with TenFold's other customer agreements, provided that

     (b) if Perot Systems fails to provide TenFold the opportunity to enter into Qualified Contracts with an aggregate Qualified Value of at least $15,000,000 during either of the first two twelve month periods commencing on the Effective Date, then as liquidated damages and as Perot Systems' sole liability and TenFold's sole remedy:

          (1) With respect to the first twelve month period, and within 30 days after the end of that period, Perot Systems will pay to TenFold an amount equal to twenty percent (20%) multiplied by the amount by which the actual Qualified Value of the Qualified Contracts provided to TenFold during the applicable twelve month period was less than $15,000,000.

          (2) With respect to the second twelve month period, and within 30 days after the end of that period, Perot Systems will pay to TenFold, an amount equal to twenty percent (20%) multiplied by the amount by which $15,000,000 is more than the sum of (A) the actual Qualified Value of the Qualified Contracts provided to TenFold during that period and (B) the amount, if any, by which the actual Qualified Value of the Qualified Contracts provided to TenFold in accordance with Section 2.4(a) during the first twelve month period exceeded $15,000,000.

          (3) If the actual Qualified Value of the Qualified Contracts provided to TenFold during the third twelve month period of this Agreement exceeds $15,000,000 (the "Excess"), then TenFold will reimburse to Perot Systems an amount equal to the amount paid by Perot Systems pursuant to Section 2.4(b)(2) that is attributable to the Excess (but no more than twenty percent (20%) of the Excess).

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2.5  Exclusivity.
     -----------

     (a) Neither TenFold nor any subsidiary of TenFold will separately contract for or pursue a specific business deal or applications development opportunity with customer business units or divisions with which Perot Systems has an outsourcing relationship. TenFold may separately contract with existing ongoing, active sales prospects of TenFold other than those where Perot Systems and TenFold are jointly involved in the sales effort or Perot Systems has provided introductions. Within 30 days after the Effective Date, the respective Account Managers will meet and review whether TenFold should not separately contract for or pursue specific business deals or development opportunities with other current Perot Systems customer business units or divisions or active prospects. The two Account Managers will meet on a regular basis thereafter to review potential Universal Application related sales conflicts and TenFold will not separately contract for or pursue specific business deals with companies that are the subject of a teaming agreement between Perot Systems and TenFold, unless no Qualified Contract is executed within six months of the execution of the teaming agreement.

     (b) Except as permitted by this Section 2.5(b), TenFold and each of its subsidiaries will not, negotiate, participate in negotiations, or enter into any agreement or arrangement with a PSC Competitor pursuant to which TenFold or any such subsidiary would issue any equity or other securities of TenFold or any such subsidiary to such PSC Competitor or would provide any application development services or Universal Application, ComponentWare, or FastStart licenses to the PSC Competitor; provided that TenFold may negotiate, participate in negotiations, or enter into an agreement or arrangement for services prohibited by this Section 2.5(b) with any individual customer of a PSC Competitor on a case-by-case basis when TenFold receives a request to do so from such customer. The provisions of this Section 2.5(b) will expire if, at the end of any twelve month period commencing on any anniversary of the Effective Date ending on or after the second anniversary of the Effective Date, Perot Systems fails to provide to TenFold Qualified Contracts in accordance with Section 2.4(a) during that period with an aggregate Qualified Value at least equal to [XXXXX] of the applicable Target Amount.

2.6  Subject Acquisitions. In the event that TenFold or any subsidiary of
     --------------------
TenFold intends to, directly or indirectly, enter into any Subject Acquisition, TenFold will deliver or cause to be delivered a written notice (the "Acquisition Notice") to Perot Systems at least 15 days prior to consummating the Subject Acquisition. The Acquisition Notice will include (i) a statement of TenFold's or its subsidiary's (as appropriate to the extent and in the form it exists) bona fide intention to consummate the Subject Acquisition; (ii) the material terms and conditions of the Subject Acquisition (including a copy of all definitive documentation with respect to the Subject Acquisition); (iii) the consideration to be paid in the Subject Acquisition; (iv) the expected closing date of the Subject Acquisition; and (v) such other information as Perot Systems may reasonably request in connection with its evaluation of the Subject Acquisition. Within seven days after receipt of the Acquisition Notice, Perot Systems may elect, by delivering notice to

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TenFold, to enter into good faith negotiations with TenFold to determine if
Perot Systems should fund the cash portion of the consideration involved in the Subject Acquisition which TenFold is seeking from a third party. If Perot Systems funds the cash consideration, it will receive, on closing of the Subject Acquisition, an ownership interest in the acquired entity as agreed between Perot Systems and TenFold. Perot Systems and TenFold agree to negotiate in good faith and reasonably to determine the proportionate value of the cash consideration funded by Perot Systems and the other consideration involved in the Subject Acquisition, but neither party will be obligated to consummate the transaction unless it, in its sole discretion, determines that the transaction is in its best interests.

2.7  Subject Spin Offs. In the event that TenFold or its subsidiary intends to,
     -----------------
directly or indirectly, effect a Subject Spin Off, TenFold will deliver or cause to be delivered a written notice (the "Spin Off Notice") to Perot Systems at least 15 days prior to taking substantial steps toward the Subject Spin Off.
The Spin Off Notice will include (i) a statement of TenFold's or its subsidiary's (as appropriate) bona fide intention to effect the Subject Spin Off; (ii) the material terms and conditions of the Subject Spin Off; (iii) the consideration, assets or other property or rights to be contributed by TenFold and any other Person in forming the entity that will be subject to the Subject Spin Off; (iv) the expected closing date of the Subject Spin Off; and (v) such other information as Perot Systems may reasonably request in connection with its evaluation of the Subject Spin Off. Perot Systems and TenFold agree to negotiate in good faith whether Perot Systems should contribute to or participate in the Subject Spin Off and the terms of any such contribution or participation, but neither Party will be obligated to consummate the transaction unless it, in its sole discretion, determines that the transaction is in its best interests.

2.8  IPO Participation. TenFold will provide to Perot Systems the opportunity to
     -----------------
purchase up to 1,000,000 shares of common stock (adjusted appropriately to reflect the effect of any stock split, reverse stock split, stock dividend, recapitalization or similar event effected on or after April 1, 1999) of TenFold in its initial public offering at the price to the public in such offering provided that Perot Systems enters into a standard six-month "lock-up" agreement with the managing underwriters. The Parties agree to cooperate with one another with respect to any regulatory issues or filings that may be required in connection with the purchase and sale of such common stock, provided that TenFold will not be required to delay its initial public offering or the sale of these shares to comply with this sentence.

2.9  No Partnership. Nothing herein will be construed to create a partnership or
     --------------
other legal entity or any fiduciary relationship between the Parties or to authorize any Party to act as a general or special agent for the other Party.
No Party, acting alone, will have any authority to act for, or to undertake or assume, any obligation, debt, duty, or responsibility on behalf of any other Party.

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                                   Article 3
                      Certain Obligations of Perot Systems

3.1  Marketing.  Perot Systems' Account Manager, or such other person as Perot
     ---------
Systems may designate and TenFold may approve, which approval will not be unreasonably withheld, will use reasonable commercial efforts to develop sales leads for TenFold's Universal Application and related services in connection with prospective business relationships that are developed for Perot Systems; provided, however, that this Section shall not require Perot Systems to develop any sales lead if Perot Systems wishes to pursue such sales lead independently of the use of the Universal Application and related TenFold services.

3.2  Application Development Team.  Perot Systems will staff and support an
---  ----------------------------
applications development team that will be trained to use and implement the TenFold Way Methodology, the Universal Application and ComponentWare to perform services under Customer Contracts.

3.3  Customer Contracts.
     ------------------

     (a) Perot Systems will negotiate the terms and conditions of each Perot Systems Customer Contract. Perot Systems will consult with TenFold regarding the fair market value of the services and products that will be provided by TenFold under any Customer Contract. Before Perot Systems quotes a price for those services and products to the applicable Customer, TenFold will provide to Perot Systems a fixed-price subcontract (including the TenFold Guarantee) for the services and products to be provided by TenFold pursuant to that Customer Contract. The portion of the fixed price relating to services will be equal to the Estimated Costs with respect to that Customer Contract.

     (b) For each Perot Systems' Customer Contract, Perot Systems will determine whether to perform any required application development services using (i) a team comprised solely of TenFold personnel, (ii) a joint team comprised of TenFold personnel and Perot Systems personnel in numbers determined by the Parties, or (iii) a team comprised solely of Perot Systems personnel.

     (c) If Perot Systems subcontracts all or any portion of its service obligations under a Customer Contract to TenFold, and TenFold agrees to perform such service obligations, TenFold will provide those services pursuant to Section 4.4.

     (d) Unless otherwise agreed, if Perot Systems licenses the FastStart Software, the Universal Application and ComponentWare included in the Universal Application as of the Effective Date, or any new features or functionality developed in the future which are normally included in Universal Application pricing when sold to customers, to a Customer under a Customer Contract, Perot Systems will pay TenFold a license fee for one application production site for the license fee set forth below:

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
        Application Development       License Fee for
        Service Fees to Customer      ComponentWare and       License Fee for
        (Excluding License Fees)      Universal Application   FastStart Software

        [XXXXXXX]                     TBD                     TBD
        [XXXXXXX]                     [XXXXXXX]               [XXXXXXX]
        [XXXXXXX]                     [XXXXXXX]               [XXXXXXX]
        [XXXXXXX]                     [XXXXXXX]               [XXXXXXX]
        [XXXXXXX]                     [XXXXXXX]               [XXXXXXX]
        [XXXXXXX]                     [XXXXXXX]               [XXXXXXX]
        [XXXXXXX]                     [XXXXXXX]               [XXXXXXX]
        [XXXXXXX]                     [XXXXXXX]               [XXXXXXX]
        [XXXXXXX]                     [XXXXXXX]               [XXXXXXX]

     Unless otherwise agreed, second and subsequent production site licenses for the same application will be at [XXXXXXXXX] of the primary license fee.
     The terms and conditions of the license will be as mutually agreed by the Parties.

     (e) These license fees will remain in place for the first [XXXXXXX] of the term of this Agreement; provided that the license fees payable by Perot Systems under the above schedule will be [XXXXXXX], and such license fees are adjusted prospectively, at the end of every six month period during this Agreement. Commencing on the [XXXXXXX] anniversary of the Effective Date, the license fees for each tranche of the Application Development Service Fees to customer will be [XXXXXXX] for transactions at the bottom of each tranche and [XXXXXXX] for transactions at the top of each tranche (calculated at the end of each six month period) for the Universal Application, ComponentWare and FastStart Software. If there are no transactions within a given tranche during a sixth month period used for the above computations, and no transactions in a higher tranche with fees that fall below the level set for the given tranche, then the fee schedule previously in effect will continue. For any separately priced ComponentWare, the license fees will be at a [XXXXXXX] from TenFold's then current average license fees for that ComponentWare.

     (f) Unless otherwise agreed, if Perot Systems uses a substantial portion of any application (the "Initial Application") developed by Perot Systems using the Universal Application and TenFold ComponentWare to develop a new application (the "New Application") for a new customer using the Universal Application and TenFold ComponentWare, Perot Systems will pay TenFold a license fee for the Universal Application and TenFold ComponentWare used in the New Application equal to the license fee first paid by Perot Systems for the Universal Application or ComponentWare that forms the basis of the Initial Application.

3.4  Services Provided to TenFold.  If TenFold desires to subcontract all or any
     ----------------------------
portion of its obligations under a Customer Contract, and Perot Systems agrees to perform such obligations,

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Perot Systems will perform such service obligations pursuant to a master services agreement having terms and conditions to be mutually agreed within 60 days after the Effective Date and a mutually satisfactory task order under such master services agreement. Unless otherwise agreed by the Parties, Perot Systems will perform such services [XXXXX].

                                   Article 4
                         Certain Obligations of TenFold

4.1  Marketing.  TenFold's Account Manager and pre-sales resource, or such other
     ---------
persons as TenFold may designate and Perot Systems may approve, which approval will not be unreasonably withheld, will use reasonable commercial efforts to develop sales leads for prospective business relationships that can be performed jointly by TenFold and Perot Systems under the terms of this Agreement; provided, however, that this Section shall not require TenFold to develop any sales lead for any such jointly performed relationship if TenFold wishes to pursue such sales lead independently or with other third parties..

4.2  User Training. TenFold will train and certify up to [XXXXX] Perot Systems'
     -------------
Associates per year in the use and implementation of the TenFold Way Methodology, the Universal Application and ComponentWare. Such training will also cover the methodologies used by TenFold's Build Teams and FastStart Teams. TenFold will also provide "train the trainer" courses, so that individuals who have successfully completed such courses will be qualified to train other personnel and certify future students in the use and implementation of the TenFold Way Methodology, the Universal Application and ComponentWare. [XXXXX].

4.3  Customer Contracts.
     ------------------

     (a) TenFold will negotiate the terms and conditions of each TenFold Customer Contract. TenFold will consult with Perot Systems regarding the fair market value of the services and products that may be provided by Perot Systems under any Customer Contract or related subcontract, and before TenFold quotes a price for those services and products to the applicable Customer, Perot Systems will provide to TenFold a good faith estimate of the amounts Perot Systems expects to charge TenFold for such services and products.

     (b) If TenFold subcontracts all or any portion of its service obligations under a Customer Contract to Perot Systems, and Perot Systems agrees to perform such service obligations, Perot Systems will provide those services pursuant to Section 3.4.

4.4  Services Provided to Perot Systems.  If Perot Systems desires to
     ----------------------------------
subcontract all or any portion of its obligations under a Customer Contract, and TenFold agrees to perform such obligations, TenFold will perform such obligations pursuant to a master services agreement having terms and conditions to be mutually agreed upon within 60 days after the Effective Date and a mutually satisfactory task order under such master services agreement. Unless otherwise agreed by the Parties, TenFold will perform such obligations on a fixed-price basis (including the

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TenFold Guarantee) for a price equal to TenFold's Estimated Cost for such obligation. TenFold represents and warrants that for the nine month period immediately prior to the Effective Date its generally established pricing methodology for application development services is determined by [XXXXX].

                                   Article 5
                               Common Obligations

5.1  Costs.  Each Party will pay its own costs and expenses associated with its
     -----
activities under this Agreement.

5.2  Conduct of Personnel  .  While at another Party's facility, each Party's
     --------------------
personnel will conduct themselves in a businesslike manner and will comply with the other Party's reasonable requests, standard rules and regulations regarding personal conduct, including all safety and security rules and regulations of which that Party has been notified.

5.3  No Hiring  . During the term of this Agreement and for 36 months
     ---------
thereafter, each Party agrees that neither it nor any of its subsidiaries will recruit or hire any person employed at that time or within the preceding 12 months by the other Party or any of its Affiliates without the prior consent of that Party.

5.4  Publicity. Neither Party will use the other Party's name, trademarks or
     ---------
service marks or refer to the other Party directly or indirectly in any media release, public announcement or public disclosure relating to this Agreement or its subject matter to the extent the materials in such media release, announcement or disclosure have not previously been made publicly available without the other Party's prior written approval which will not be unreasonably withheld. Neither Party shall use the other Party's trademarks or service marks in conjunction with any project or product under a Customer Contract without the other Party's prior review of the quality of such project or product or otherwise in accordance with the other Party's instructions.

                                   Article 6
               Intellectual Property and Confidential Information

6.1  Pre-Existing Works  .  Each Party will retain all right, title and interest
     ------------------
in and to all of its Pre-Existing Works, including but not limited to all trade secret, copyright, patent and other intellectual property rights in and to such Pre-Existing Works. Except as otherwise provided in this Agreement, each Party is free to develop or distribute products or perform services similar to or based on its Pre-Existing Works for any entity.

6.2. Intellectual Property.
     ---------------------

     (a) "Work Product" excludes Pre-Existing Works and means (i) works of authorship, including but not limited to any flow charts, specifications, source code, object code and

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     related documentation, (ii) inventions, designs, articles of manufacture, processes, and similar items, and (iii) documents and other tangible materials that contain Confidential Information, including designs, documentation, flow charts, memoranda, notes, reports, records, computer programs and instructional materials, authored, created, invented or otherwise produced by a Party (an "Assigning Party") as a direct result of its activities under the other Party's (the "Relationship Party's") Customer Contract.

     (b) Unless otherwise agreed by the Parties, all Work Product will belong to, and each Assigning Party agrees to assign, and hereby does assign, all its right, title and interest in and to all Work Product to, the Relationship Party. To the extent permitted by law, the Assigning Party waives and assigns to the Relationship Party any moral rights, such as the right to be named as author, to modify, to prevent mutilation and to prevent commercial exploitation, whether arising under the Berne Convention or otherwise. The Assigning Party will sign all necessary documents and otherwise assist the Relationship Party to obtain copyright, patent or other protection for such Work Product in any country.

     (c) The Assigning Party will deliver all Work Product, including but not limited to copies of all source code, in a reasonably satisfactory format and on reasonably satisfactory storage media and documentation reasonably relating thereto, to the Relationship Party upon the earlier of completion of its services under the Customer Contract or the Relationship Party's request.

     (d) Perot Systems and TenFold intend to discuss a joint intellectual property model for Universal Application-derived software.

6.3  Grant of License.  TenFold grants Perot Systems and its Affiliates a
     ----------------
perpetual, royalty-free license to use, copy, modify and distribute the TenFold Way Methodology and FastStart Methodology (but not FastStart Software), and any related works of authorship, in connection with their business activities, both internal and external, and to sublicense their respective customers to use, copy and modify the TenFold Way Methodology and FastStart Methodology (but not FastStart Software).

6.4  Intellectual Property Infringement Defense.  Each Party shall, at its
     ------------------------------------------
expense, defend the other Party from any claims brought against the other Party alleging that any works of authorship or other materials provided by such Party infringe a patent, copyright, trade secret or other intellectual property right of any third party. After such Party has presented its defenses, such Party shall pay any judgments finally awarded by a court of competent jurisdiction against the other Party and any settlements agreed to by such Party. The indemnifying Party will be entitled to have sole control over the defense and settlement of such claims; provided that the indemnified Party will be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claims. The indemnified Party will provide all necessary assistance and information to the indemnifying Party at the indemnifying Party's expense.

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6.5  Confidential Information.
     ------------------------

     (a) Each Party (a "receiving Party") agrees that all information regarding the other Party's (a "disclosing Party") information technology, systems, programs, displays, methodologies, financial affairs, business activities and plans communicated to or received by the receiving Party will be treated as confidential information ("Confidential Information") and all confidentiality notices contained on such "Confidential Information" shall be maintained and respected. For purposes of the foregoing, Confidential Information will not include information that (1) was known by the receiving Party without an obligation of confidentiality prior to its receipt from the disclosing Party, (2) is independently developed by the receiving Party without reliance on Confidential Information, (3) is or becomes publicly available without a breach of this Agreement by the receiving Party, (4) is disclosed to the receiving Party by a third person who is not required to maintain its confidentiality, or (5) is required to be disclosed by reason of legal, accounting or regulatory requirements beyond the reasonable control of the receiving Party. The receiving Party has the burden of proving the applicability of the foregoing exceptions.

     (b) Each receiving Party will use at least the same degree of care, but no less than a reasonable degree of care, to avoid unauthorized disclosure or use of each disclosing Party's Confidential Information as it employs with respect to its own Confidential Information of similar importance.

     (c) Each receiving Party may disclose Confidential Information only to the other Party to this Agreement and its own officers, directors, and employees and to its consultants, subcontractors and advisors who reasonably need to know it. Each receiving Party will be responsible to the disclosing Party for any violation of this Agreement by its officers, directors, employees, consultants, subcontractors or advisors.

     (d) Except as otherwise provided in this Agreement, no receiving Party may print, copy or reproduce in anyway, in whole or in part, any documents or other media containing a disclosing Party's Confidential Information, other than copies for its officers, directors, employees, consultants or advisors who are working on the matter, without the prior written consent of the disclosing Party.

     (e) A receiving Party may not use a disclosing Party's Confidential Information for any purpose not in furtherance of this Agreement, except with the disclosing Party's prior written authorization.

     (f) Except as otherwise provided in this Agreement, promptly after the earlier of the completion of a receiving Party's obligations under, or the termination of, this Agreement, such receiving Party will return or, with the consent of the disclosing Party, destroy all of the disclosing Party's Confidential Information, except for (i) archive and

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     backup copies that are not readily accessible for use, and (ii) business records required by law to be retained by the receiving Party.

     (g) If a receiving Party is requested, as part of an administrative or judicial proceeding, to disclose any of a disclosing Party's Confidential Information, the receiving Party will, to the extent permitted by applicable law, promptly notify the disclosing Party of such request and cooperate with the disclosing Party, at the disclosing Party's expense, in seeking a protective order or similar confidential treatment for such Confidential Information.

     (h) Each receiving Party agrees that in the event of a breach or threatened breach by a disclosing Party, or any officer, director, consultant, subcontractor, advisor or employee of such disclosing Party, of the provisions of this Article, the disclosing Party will have no adequate remedy in money damages and, accordingly, will be entitled to seek an injunction against such breach, in addition to any other legal or equitable remedies available to the disclosing Party.

6.6  TenFold Products.  Perot Systems will not develop products using the
     ----------------
Universal Application that are directly competitive, including in function and target market, with any (i) existing TenFold products, (ii) TenFold products under development that are described on Schedule 6.6, or (iii) any new TenFold products unless Perot Systems already has a competing product under development at the time TenFold notifies Perot Systems of a new product. If Perot Systems has a competing product under development, the Parties shall be free to compete with their respective product offerings. Notwithstanding the foregoing, Perot Systems shall be entitled to develop independent solutions for its customers that include similar functionality to a TenFold product if the TenFold product does not, in Perot Systems' or its customer's determination, meet the customer's requirements. Perot Systems' use of elements from prior development projects shall not be deemed to be products for purposes of this section.

                                   Article 7
                               Dispute Resolution

7.1  General. Any dispute between the parties to this Agreement, either with
     -------
respect to the interpretation of any terms of this Agreement or with respect to the performance by a Party of its obligations under this Agreement, will be resolved as provided in this Article 7. The parties will diligently seek to resolve all disputes pursuant to Section 7.2, without resort to the more formal proceedings described in Sections 7.3 and 7.4.

7.2  Management Meetings. If any continuing dispute between the parties is not
     -------------------
resolved after reasonable attempts to resolve such dispute are made by either Party, then, prior to initiating arbitration or litigation under this Agreement, upon request of either Party, each Party will appoint a senior manager who does not spend most of his or her time directly involved in performance of this Agreement to meet with the other Party's designee to endeavor to resolve such dispute. These senior managers will meet as often as they deem appropriate and will negotiate

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in good faith to resolve the dispute without the necessity of any formal proceeding. During the course of such negotiations, all reasonable requests made by one Party to the other for information will be honored. Both parties agree to continue performing their respective obligations under this Agreement while the dispute is being resolved, except to the extent that such obligations are in dispute, unless and until this Agreement expires or is terminated in accordance with its terms. Each party shall be responsible for its own costs and expenses, including attorney's fees, associated with these meetings.

7.3  Arbitration.  Any dispute that is not resolved through negotiation pursuant
     -----------
to Section 7.2 will be settled exclusively by final and binding arbitration in accordance with the following:

     (a) American Arbitration Association Rules.  Except as specified below or
         --------------------------------------
     otherwise agreed in writing, the arbitration will be conducted in accordance with the then-current Commercial Arbitration Rules of the American Arbitration Association.

     (b) Demands and Counterclaims.  Any demand for arbitration or any
         -------------------------
     counterclaim will specify in reasonable detail the facts and legal grounds forming the basis for the claimant's request for relief, and will include a statement of the total amount of damages claimed, if any, and any other remedy sought by the claimant.

     (c) Panel and Location.  The arbitration will be conducted by an
         ------------------
     arbitration panel consisting of a single neutral arbitrator selected in accordance with those Commercial Arbitration Rules. The arbitration proceedings will take place in Wilmington, Delaware.

     (d) Panel Actions.  The arbitration panel may render awards of monetary
         -------------
     damages, direction to take or refrain from taking action, or both.
     However, the arbitration panel may not award monetary damages in excess of the damages allowed pursuant to Article 8. The arbitration panel may, at its discretion, require any Party to the arbitration to reimburse any other Party to the arbitration for all or any part of the expenses of the arbitration paid by the other Party and the attorneys' fees and other expenses reasonably incurred by the other Party in connection with the arbitration. Judgment upon the award rendered in the arbitration may be entered in any court of competent jurisdiction.

7.4  Limited Exceptions for Litigation.
     ---------------------------------

     (a) The parties agree that the provisions of Sections 7.2 and 7.3 will not apply when a Party makes a reasonable determination in good faith that a breach of the terms of this Agreement by the other Party is such that the damages to the determining Party resulting from the breach will be so immediate, so large or severe, and so incapable of adequate redress after the fact that a temporary restraining order or other immediate injunctive relief is the most appropriate remedy, and that Party seeks such relief.

     (b) This Article 7 will not be construed to prevent a Party from instituting, and a Party is authorized to institute, litigation solely and exclusively (i) to toll the expiration of

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     any applicable limitations period; (ii) to preserve a superior position with respect to other creditors in a bankruptcy proceeding; (iii) to seek immediate injunctive relief with respect to an infringement or alleged infringement of such Party's intellectual property rights; (iv) to enforce an arbitration award under Section 7.3; or (v) as permitted under Section 7.4(a). Subject to the foregoing, this Article 7 will provide the exclusive procedure for resolving disputes under this Agreement.

     (c) Any litigation under this Agreement will be brought in a state or federal court sitting in Wilmington, Delaware.

7.5  Continued Performance. Each Party will continue performing its respective
     ---------------------
obligations under this Agreement while any dispute submitted to arbitration or litigation under this Article 7 is being resolved until such obligations are terminated by the expiration or termination of this Agreement or by a final and binding arbitral award, order, or judgment to the contrary under this Article 7.

                                   Article 8
                 Limitation on Damages and Liability; Insurance

8.1  Limitation of Liability.  With respect to all claims arising out of, under
     -----------------------
or in connection with this Agreement (except for claims arising under Sections 2.4(b), 3.3, 6.3 and 6.4 of, or failure to pay amounts payable under, this Agreement), each Party's liability to the other Party will not exceed, in the aggregate, an amount equal to $3,000,000.

8.2  Limitation on Type of Damages. With respect to all claims arising out of,
     -----------------------------
under or in connection with this Agreement (including without limitation claims for breach of an obligation to provide indemnification), the measure of damages payable to a Party will be that Party's direct damages as defined under applicable law and shall not include, and no Party will be liable for, any amounts for indirect, incidental, reliance, special, consequential (including without limitation lost profits, income or revenue) or punitive damages of the other Party whether in tort or contract, and whether or not such damages are foreseen or unforeseen. For purposes of this Section 8.2, lost profits, income and revenue are deemed not to include any amounts actually payable by one Party to the other Party for services provided pursuant to any Customer Contract.

8.3  Statute of Limitations.  Neither Party may assert a claim  against the
     ----------------------
other Party more than two years after the date that such claim arose.

8.4  Disclaimer of Warranty. EXCEPT AS MAY BE SPECIFICALLY PROVIDED IN THIS
     ----------------------
AGREEMENT, NO PARTY MAKES, AND EACH PARTY HEREBY DISCLAIMS, ALL REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF THE MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

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8.5  Force Majeure.  Each Party will be excused from the performance of its
     -------------
obligations under this Agreement for any period and to the extent that such performance is prevented, in whole or in part, as a result of delays caused by the other Party or any act of God, civil disturbance, court order, labor dispute, or other cause beyond its reasonable control, and such nonperformance will not be a default hereunder or grounds for termination hereof.

8.6  Mitigation.  Each Party shall use its commercially reasonable efforts to
     ----------
mitigate its claims and damages and potential claims and damages in connection with this Agreement and any Customer Contract relating to this Agreement.

                                   Article 9
                              Term and Termination

9.1  Term.  The term of this Agreement will be ten years, beginning on the
     ----
Effective Date, unless extended or earlier terminated in accordance with its terms.

9.2  Termination for Cause. If either Party breaches its material obligations
     ---------------------
under this Agreement and fails to cure such breach within 60 days (or such longer period if such breach can not be reasonably cured within such 60 day period) after receipt of written notice from the other Party identifying such breach, then the nonbreaching Party may terminate this Agreement by providing the breaching Party with prior written notice of termination.

9.3  Termination Under Certain Circumstances.
     ---------------------------------------

     (a) If, during any 12 month period commencing on any anniversary of the Effective Date on or after the second anniversary of the Effective Date, Perot Systems does not provide TenFold the opportunity to sign Qualified Contracts with a Qualified Value equal to 50% of the applicable Target Amount, then either Party may terminate this Agreement by delivering to the other Party a termination notice setting forth the date of termination, which date will be at least six months after the date the termination notice is delivered to such Party.

     (b) After the third anniversary of the Effective Date, either Party may terminate Sections 2.5, 2.6, 2.7 and 6.6 of this Agreement after a Change of Control Event. For purposes of this Agreement, a "Change of Control Event" means TenFold's sale of all or a majority of its assets to, acquisition by, or consolidation or merger with or into any entity (the "acquiring entity") that prior to the consummation of such transaction is not an Affiliate of TenFold. A Change of Control Event does not include an initial public offering of TenFold's securities or any transaction in which a majority of TenFold's board of directors has a continuing role as a director or similar position with the acquiring entity or its Affiliates after the consummation of the change of control transaction.

9.4  Insolvency. EACH LICENSE CONTEMPLATED BY THIS AGREEMENT SHALL BE DEEMED
     ----------
AN EXECUTORY CONTRACT UNDER SECTION 365(n) OF TITLE 11 TO THE

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U.S. BANKRUPTCY CODE AND SHALL REMAIN IN FULL AND FORCE AND EFFECT UPON THE
LICENSOR'S BANKRUPTCY.

9.5  Survival of Certain Provisions.  The provisions of this Agreement that by
     ------------------------------
their nature should survive any termination of this Agreement, including but not limited to Sections 2.4(b), 8.1, 8.2, 8.3, 8.4, 8.6, and 9.4 and Articles 6 (other than Section 6.6), 7 and 10 will survive any expiration or other termination of this Agreement.

                                   Article 10
                                 Miscellaneous

10.1 Notices.  All consents, notices, requests, demands, and other
     -------
communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed given when delivered personally against receipt, on the next business day when sent by overnight courier, and on the fifth business day after being mailed by certified mail, return receipt requested, to each Party at the following address (or to such other address as that Party may have specified by notice given to the other Party pursuant to this provision):

   If to Perot Systems:                   With a copy to:

   Perot Systems Corporation              Perot Systems Corporation
   Attn: President                        Attn: General Counsel
   12404 Park Central                     12404 Park Central
   Dallas Texas 75251                     Dallas, Texas 75251
   If to TenFold:                         With a copy to:

   TenFold Corporation                    TenFold Corporation
   Attn: President                        Attn:  General Counsel
   180 West Election Road                 180 West Election Road
   Draper, Utah  84020                    Draper, Utah 84020

10.2 Assignment. This Agreement and all of the provisions hereof will be
     ----------
binding upon and inure to the benefit of each Party and its respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by either Party without the prior consent of the other Party, except that either Party may assign this Agreement to (i) any Affiliate of such Party, or (ii) the surviving entity in connection with the merger, consolidation, or sale of all or substantially all of the assets of such Party.

10.3 Counterparts. This Agreement may be executed in one or more counterparts
     ------------
all of which taken together will constitute one and the same agreement binding on all the parties hereto. Each Party will become bound by this Agreement immediately upon both parties affixing their

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signatures hereto or, in the case of a transferee, upon executing and delivering such documents as may be required.

10.4 Approvals and Similar Actions. Where agreement, approval, acceptance,
     -----------------------------
consent or similar action by either Party is required by any provision of this Agreement, such action will not be unreasonably delayed or withheld unless otherwise expressly permitted.

10.5 Modification; Waiver. This Agreement may be modified only by a written
     --------------------
instrument duly executed by or on behalf of each Party. No delay or omission by either Party to exercise any right or power hereunder will impair such right or power or be construed to be a waiver thereof. A waiver by either Party of any of the obligations to be performed by the other Party or any breach thereof will not be construed to be a waiver of any succeeding breach thereof or of any other obligation herein contained.

10.6 No Third-Party Beneficiaries. The parties agree that this Agreement is
     ----------------------------
for the benefit of the parties hereto and is not intended to confer any rights or benefits on any third-party, including any customer or any employee of any Party, and that there are no third-party beneficiaries to this Agreement or any specific term of this Agreement.

10.7 Governing Law.  The substantive laws of the State of Delaware will govern
     -------------
all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

10.8 Entire Agreement. This Agreement, including any exhibits, schedules, task
     ----------------
orders, attachments, or appendices hereto or thereto, constitutes the final, entire and exclusive agreement between the Parties with respect to its subject matter.

10.9 Further Action.  The Parties will execute all documents, provide all
     --------------
information, and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

10.10  Integration.  This Agreement constitutes the entire agreement among the
       -----------
parties hereto pertaining to the subject matter of this Agreement and supersedes all prior written, and prior or contemporaneous oral, agreements and understandings pertaining thereto.

10.11  Audits.  If so requested by either Party, the other Party will permit the
       ------
requesting Party (or its designated representative that is reasonably acceptable to the other Party) reasonable access to the other Party's books and records during normal business hours to perform an annual audit to the extent necessary to verify the other Party's charges under this Agreement and any Customer Contract. As soon as reasonably feasible thereafter, the Parties will review the audit report and work in good faith to agree upon any reimbursements due to either Party and any appropriate future adjustments to either Party's charges and practices under this Agreement or any Customer Contract.

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10.12  Independent Activities.  Each Party and each Affiliate thereof and any
       ----------------------
director, officer, partner, or employee of a Party or any Affiliate thereof will be entitled to and may have business interests and engage in business activities in addition to and, except as otherwise provided in this Agreement, in competition with those contemplated by this Agreement, and no other provision of this Agreement will be deemed to prohibit a Party or any such person from conducting such other businesses and activities. The parties acknowledge and agree such other activities and business interests may be competitive with the activities contemplated under this Agreement. Each Party, Affiliates thereof, and any director, officer, partner, or employee of a Party or any Affiliate thereof may pursue such competing or similar business opportunities.

IN WITNESS WHEREOF, each Party, intending to be legally bound, has caused its duly authorized representative to execute this Agreement as of the Effective Date.

PEROT SYSTEMS CORPORATION              TENFOLD CORPORATION


By:         /s/ Gary Castleberry        By:      /s/ Gary D. Kennedy
            --------------------                 -------------------
Name:       Gary Castleberry            Name:    Gary D. Kennedy
            --------------------                 -------------------
Title:      Vice President              Title:   President & CEO
            --------------------                 -------------------
Date:       April 22, 1999              Date:    April 22, 1999
            --------------------                 -------------------

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                                                                    Schedule 1.1


1.   Universal Application

     . The Universal Application is a sophisticated and powerful applications architecture that reduces design effort and automates and accelerates applications development and testing. The Universal Application lets TenFold begin applications development projects having pre- built significant functionality and having already solved many complex applications design and implementation problems. Applications developers spend time describing business requirements and desired functionalitynot programming.

2.   ComponentWare

     . TenFold ComponentWare is a library of components, reusable across multiple applications and industries, that lets TenFold add complex, business-specific functionality to an application and virtually eliminate applications-specific programming. TenFold ComponentWare includes capabilities such as billing, scoring, and workflow, as well as integration engines. Each component contains features to serve many different types of applications, across multiple vertical industries.
        Schedule 1.1A describes TenFold ComponentWare completed or under development.

3.   FastStart Software

     . FastStart Software provides technology to quickly put TenFold applications into production. These functions include converting and cleansing legacy data, integrating with other applications, running a parallel, and managing the implementation project.

4.   TenFold Way Methodology

     . The TenFold Way is a start-to-finish approach to working closely with TenFold customers to design, develop, test, deliver, and evolve custom applications. TenFold uses the TenFold Way to identify requirements in four to eight weeks, and typically deliver the complete, fully tested application in four to eight months. The TenFold Way organizes a project into phases, each with well-defined activities and deliverables. The TenFold Way combines continuous communication and customer feedback with rapid, iterative development to keep projects on target.

5.   FastStart Methodology

     . FastStart Methodology provides implementation services to quickly put TenFold applications into production. These services include converting and cleansing legacy data, integrating with other applications, running a parallel, and managing the implementation project.

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     TenFold offers FastStart with the same fixed-time, fixed- price, money-back guarantee offered for applications development.


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                                                                   Schedule 1.1A

                             TenFold ComponentWare
                          Completed and In Development



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                                                                    Schedule 6.6

                         TenFold Applications Products
                          Completed and In Development

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